Exhibit 31.2

CERTIFICATION

I, Mark M. Laisure, certify that:

1.	I have reviewed this annual report on Form 10-KSB/A of Zeros & Ones, Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Zeros & Ones, Inc. as of, and for, the periods presented in this report;

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Zeros & Ones, Inc. and have:

A.

Designed such disclosure controls and procedures to ensure that material information relating to Zeros & Ones, Inc., including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

B.

Evaluated the effectiveness of Zeros & Ones, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

C.

Disclosed in this report any change in Zeros & Ones, Inc.'s internal controls over financial reporting that occurred during Zeros & Ones, Inc.'s most. recent fiscal quarter (Zeros & Ones, Inc.'s fourth fiscal quarter in the case of an annual report) that has materially affected or is reasonably likely to materially affect, Zeros & Ones, Inc.'s internal control over financial reporting.

5.	I have disclosed, based on my most recent evaluation of internal control over financial reporting, to Zeros & Ones, Inc.'s auditors and the Zeros & Ones, Inc.'s board of directors:

A.

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Zeros & Ones, Inc.'s ability to record, process, summarize and report financial information; and

	B.	Any fraud, whether or not material, that involves management or other employees who have a significant role in Zeros & Ones, Inc.'s internal control over financial reporting.

Dated:  April 2, 2007

/s/ Mark M. Laisure
Mark M. Laisure
Chairman of the Board, Chief Financial Officer and Secretary (Principal Executive Officer and Principal Financial and Accounting Officer)